MANAGED PORTFOLIO SERIES

Tortoise Select Income Bond
(the “Fund”)

Supplement dated October 19, 2017 to:

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) dated
December 28, 2016, as amended

Tortoise Credit Strategies, LLC (the “Adviser”), is the investment adviser to the Fund, a series of Managed Portfolio Series (the “Trust”).  On October 18, 2017, Lovell Minnick Partners, LLC (“Lovell Minnick”), and Tortoise Investments, LLC (“Tortoise”), the parent company of the Adviser, announced the signing of a definitive agreement for a buyout of Tortoise (the “Transaction”).  As part of the Transaction, ongoing management and employees of Tortoise are expected to meaningfully increase their ownership of Tortoise.  Subject to certain customary closing conditions set forth in the definitive agreement, a vehicle formed by Lovell Minnick and owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors will purchase the controlling equity stake in Tortoise currently held by Montage Investments, LLC (a subsidiary of Mariner Holdings, LLC) and retiring co-founders of Tortoise. The Transaction is expected to close by the end of the first quarter of 2018.

The Transaction will result in an indirect change in control of the Adviser and in a termination of the Fund’s investment advisory agreement in accordance with the Investment Company Act of 1940, as amended.  In order to maintain the manner in which the Fund is currently managed, it is required that shareholders approve a new investment advisory agreement with the Adviser. The Board of Trustees of the Trust has determined to hold a special joint meeting of shareholders on December 21, 2017, to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser. Shareholders of record of the Fund as of October 17, 2017, will receive a proxy statement and are eligible to vote on the approval of the new investment advisory agreement.

The Transaction will not result in a change to the Fund’s principal investment strategies. The Investment Policy & Strategy Committee that is responsible for the overall strategic investment direction of the Fund’s portfolio will continue to provide overall strategic investment direction with the only changes being the previously planned departure of Edward Bradford and Zelda Marzec on December 31, 2017, a transition that is being made independently of the Transaction and which was previously disclosed in the Fund’s prospectus.  The Fund’s daily operations and management activities are not expected to be affected as a result of the Transaction.   The proposed new investment advisory agreement for the Fund is substantially identical to its current investment advisory agreement with the Adviser.  There will be no change in the advisory fee rate paid to the Adviser, and fees and expenses are not expected to increase as a result of this Transaction.

This supplement should be retained with your Prospectus and SAI for future reference.